PRINCIPAL® LIFETIME INCOME SOLUTIONS II
VARIABLE ANNUITY

SUMMARY PROSPECTUS FOR NEW INVESTORS

Summary Prospectus dated May 1, 2021
This Summary Prospectus for New Investors (“Summary Prospectus”) describes Principal® Lifetime Income Solutions II Variable Annuity, an individual, flexible premium, deferred variable annuity (the “Contract”), issued by Principal Life Insurance Company (“the Company”, “we”, “our” or “us”).
This Summary Prospectus summarizes key features of the Contract. Before you invest, you should also review the prospectus for the Contract (the “Expanded Prospectus”), which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.principal.com/LifeIncomeIIVAReport. You can also obtain this information at no cost by calling 1-800-852-4450 or by sending an email request to annuityinternet@principal.com.
You may cancel your Contract within 15 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract accumulated value. You should review this Summary Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.
Beginning on May 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for underlying mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by following instructions provided by the Company. You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-852-4450. Your election to receive reports in paper will apply to all underlying mutual funds available as investment options under your Contract.
You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of the reports, you can inform the Company by calling 1-800-852-4450. Your election to receive reports in paper will apply to all underlying mutual funds available as investment options under your annuity contract.

KEY INFORMATION TABLE
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN EXPANDED PROSPECTUS
Charges for Early Withdrawals	If you withdraw money from your Contract within 7 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 6% of the amount withdrawn during the first three contract years, declining down to 0% over the 7-year time period. For example, if you make an early withdrawal within the first three contract years, you could pay a surrender charge of up to $6,000 on a $100,000 investment.			7. CHARGES – Deferred Sales Load (“Surrender Charge”)
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, such as when you exceed more than 12 unscheduled partial surrenders in a contract year or you make more than one unscheduled transfer in a contract year.			7. CHARGES – Transaction Fees
Ongoing Fees and Expenses (annual charges)
The following part of the table describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your data page for information about the specific fees you will pay each year based on the options you have selected.
	ANNUAL FEE	MINIMUM	MAXIMUM	LOCATION IN EXPANDED PROSPECTUS
	1. Base contract[1]	1.40%	3.50%	7. CHARGES – Base Contract Annual Expenses
	2. Investment options (underlying mutual fund fees and expenses)[2]	0.47%	0.60%	APPENDIX A in this Summary Prospectus - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
	3. Guaranteed Minimum Withdrawal Benefit (“GMWB”)[3]	0.95%	1.55%	7. CHARGES – GMWB Charges for Rider Benefits

[1]
This fee reflects the Mortality and Expense Risks Charge and Administration Charge. We assess each division with a daily charge. The annual rate of the charge is the percentage of the average daily net assets of the Separate Account divisions.

[2]	As a percentage of the average net underlying mutual fund assets.

[3]
As part of your purchase, you will need to select one of the available GMWB riders. The choice you make affects how much you will pay for your Contract. To help you understand the cost of owning your Contract, the table above shows the lowest and highest current charges you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest and Highest Annual Cost Table

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, this table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $2,389.84	HIGHEST ANNUAL COST $3,081.17
Assumes:	Assumes:

●  Investment of $100,000

●  5% annual appreciation

●  Least expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No optional benefits

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

●  Investment of $100,000

●  5% annual appreciation

●  Most expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN EXPANDED PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract.	5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Poor Investment Performance
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for up to 7 years following your last premium payment. These charges will reduce the value of your Contract if you withdraw money during that time.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Liquidity Risk
Risks Associated with Investment Options
•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.

•  Each investment option (including the DCA Plus accounts) has its own unique risks.

•  You should review the prospectuses for the available underlying mutual funds before making an investment decision.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the DCA Plus accounts), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling the following toll-free telephone number: 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Insurance Company Risks
	RESTRICTIONS	LOCATION IN EXPANDED PROSPECTUS
Investments
•Investment Limitations - In purchasing the Contract, you are required to select only one GMWB rider. Regardless of which GMWB rider you select, it will limit the underlying mutual funds available to you as investment options under the Contract.

•Limitations on Transfers – We reserve the right to charge you for each unscheduled transfer after the first unscheduled transfer in a contract year. We also reserve the right to limit transfers in circumstances where frequent transfers have been made.

•Removal or Substitution of Underlying Mutual Funds - We reserve the right to remove, close or substitute the underlying mutual funds that are available as investment options under the Contract.
16. LIVING BENEFIT – GMWB – GMWB Investment Options 8. GENERAL DESCRIPTION OF THE CONTRACT – Frequent Transfers among Divisions 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract or Registrant Changes
Optional Benefits	No optional benefits are available with the Contract.

	TAXES	LOCATION IN EXPANDED PROSPECTUS
Tax Implications
•  You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this Contract.

•  If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. The tax deferral of the annuity does not provide any additional tax benefits for such a plan or IRA.

•  Premiums that are made on a pre-tax basis and earnings on your Contract are taxed at ordinary income tax rates when you withdraw them. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59 1/2.
13. TAXES
	CONFLICTS OF INTEREST	LOCATION IN EXPANDED PROSPECTUS
Financial Professional Compensation
Your financial professional may receive compensation in the form of commissions for selling this Contract to you. Your financial professional may have a financial incentive to offer or recommend this Contract over another investment.
11. PURCHASES AND CONTRACT VALUE – Distribution of the Contract
Exchanges
Your financial professional may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continuing to own your existing Contract.
8. GENERAL DESCRIPTION OF THE CONTRACT – Contract Provisions and Limitations – Exchange Offers

OVERVIEW OF THE CONTRACT
Purpose of Contract
The purpose of this Contract is to help you accumulate assets through allocation to underlying mutual fund investments and assist you with your long-term retirement planning or other long-term financial needs. Through withdrawals under the GMWB rider or payments under the annuitization feature, the Contract can supplement your retirement income by providing a stream of periodic payments. The Contract also offers death benefits to protect your designated beneficiaries.
This Contract may be appropriate for you if you:
•Have a long term investment horizon or want to protect against the risk of you or your spouse outliving your income.
•Want to benefit from potential annual increases in your rider values that match the growth of your Contract accumulated value.

Phases of Contract
Your Contract has two periods - an accumulation period and an annuitization period.
Accumulation Period
To help you accumulate assets during the accumulation period, you can allocate your premium payments to:

•	a selection of investment options. Each investment option invests in an underlying mutual fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

•	DCA Plus accounts. By doing so, amounts are transferred automatically to the underlying mutual funds you choose in up to six or twelve monthly increments and you earn interest on amounts remaining in the DCA Plus accounts.
Additional information about the underlying mutual funds in which the divisions invest is provided in APPENDIX A to this Summary Prospectus: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Annuitization Period
You can elect to annuitize your Contract and convert your accumulated value into a fixed stream of income payments. You also have the right to partially annuitize a portion of your accumulated value. You may select when you want the payments to begin.
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that is annuitized. All benefits under this Contract (including the death benefit feature and the GMWB rider) terminate when you annuitize your entire accumulated value.
See 9. ANNUITY PERIOD in the Expanded Prospectus.
Contract Features
This annuity is designed to accumulate value and to provide retirement income that you cannot outlive or that continues for a specified period of time. The annuity’s primary features include: withdrawal benefits, including through the GMWB rider you select, which allows you to receive scheduled withdrawal payments during the life of the Contract; a death benefit (without surrender charges); the ability to annuitize the Contract, which provides a fixed stream of income payments; and a waiver of surrender charge rider.
Guaranteed Minimum Withdrawal Benefit
When your Contract is issued, it will include a Guaranteed Minimum Withdrawal Benefit (“GMWB”) you select. A GMWB rider is designed to help protect you against the risk of a decrease in the Contract’s accumulated value due to market declines. A GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. There are ongoing charges for the GMWB rider you select.
See 10. BENEFITS AVAILABLE UNDER THE CONTRACT in the Expanded Prospectus.
Death Benefit
The GMWB Death Benefit is automatically included with your Contract and continues to be included while the GMWB rider is in effect. If the GMWB rider is terminated, the GMWB Death Benefit is terminated and is replaced by the Standard Death Benefit. The Standard Death Benefit is similar to the GMWB Death Benefit with the exception of how withdrawals reduce the applicable death benefit amount.
If the owner dies before the annuitization date, a death benefit is payable. The death benefit may be paid as either a single payment or under an annuity benefit payment option.
Withdrawals could significantly reduce the death benefit.
For additional details on death benefits under this Contract, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT and 9. ANNUITY PERIOD in the Expanded Prospectus.
Tax Treatment
Your premium payments accumulate on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when: you make a withdrawal; you receive an income payment; or a death benefit is paid.

Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no additional charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.
The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Optional Benefits and Loans
This Contract does not include any optional benefits and loans are not available under the Contract.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following tables summarize information about the benefits available under the Contract.

Standard Benefits Under this Contract	Purpose	Maximum/Current Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit (GMWB)	Allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value.
Maximum Fee (1):
•2.00% Annually

Current Fee (1):
Target Income Protector
•See the applicable GMWB Charges and Percentages Supplement

Flexible Income Protector
•See the applicable GMWB Charges and Percentages Supplement

Flexible Income Protector Plus
•See the applicable GMWB Charges and Percentages Supplement

•Must select from three GMWB riders.
•GMWB rider you select determines the investment options available to you.
•Excess withdrawals could reduce or even terminate the benefits available.
•Cannot terminate rider until five years after Contract issue.

(1) At the end of each calendar quarter, one-fourth of the annual charge is multiplied by the average quarterly For Life withdrawal benefit base. The maximum quarterly charge is 0.5000%. For additional information on this charge, See 16. LIVING BENEFIT – GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) – Determining GMWB Charges and Percentages.

Standard Benefits Under this Contract	Purpose	Maximum/Current Fee	Brief Description of Restrictions/Limitations
Death Benefit	Beneficiaries receive a death benefit upon the death of the owner.	No Additional Fee	Withdrawals could significantly reduce the benefit.
Automatic Portfolio Rebalancing	Allows you to maintain a specific percentage of your Separate Account division value in specified divisions over time.	No Additional Fee	•Automatically occurs quarterly with an active GMWB rider. •Can be elected quarterly, semi-annually or annually if you terminate your GMWB rider.
DCA Plus Program	DCA Plus accounts, which transfer amounts automatically to the underlying mutual funds you choose in up to six or twelve monthly increments and pays you interest on amounts remaining in the DCA Plus accounts.	No Additional Fee
•Only premium payments may be allocated to the DCA Plus accounts.
•Transfers from the underlying mutual funds into the DCA Plus accounts are not permitted.
•Transfers occur automatically on the 28th of each month.

Dollar Cost Averaging	Allows for automatic scheduled transfers (at your direction) of specific amounts from any underlying mutual fund to any combination of underlying mutual funds at regular intervals.	No Additional Fee	•Transfer date cannot be on the 29th, 30th or 31st. •Transfers must be monthly, quarterly, semi-annually or annually. •You must provide us notice when you want to stop the scheduled transfers.
Waiver of Surrender Charge Rider	Waives surrender charges in the event of a critical need.	No Additional Fee	Following conditions must be met: •Owner or Annuitant has “critical need” as defined in the Expanded Prospectus; and •Critical need did not exist before contract date.

BUYING THE CONTRACT
How to Buy a Contract
If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable and meets all other regulatory requirements, the Contract is issued. If the completed application is received in good order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at our home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.
The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.
Premium Payments
•The initial premium payment must be at least $5,000 for non-qualified contracts.
•The initial premium payment must be at least $2,000 for all other contracts.
•If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.
•All premium payments are subject to a surrender charge period that begins in the contract year each premium payment is received.
•Subsequent premium payments must be at least $500 and can be made until the annuitization date.
•Premium payments are to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse any premium payment that we feel presents a fraud or money laundering risk. Examples of the types of premium payments we will not accept are cash, money orders, starter checks, travelers’ checks, credit card checks, and foreign checks.
•If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
•The total sum of all premium payments for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•The Company reserves the right to increase the minimum amount for each premium payment with thirty days advance notice.
•We reserve the right to treat all of your and/or your spouse’s Principal Life Insurance Company deferred variable annuity contracts, with a guaranteed minimum withdrawal benefit rider attached, as one contract for purposes of determining whether you have exceeded the maximum premium limit (without home office approval).
•Additional premium restrictions may apply to Contracts with a guaranteed minimum withdrawal benefit rider in force. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT in the Expanded Prospectus.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

This section describes general surrenders and withdrawals (“surrenders”) under your Contract. For information about withdrawals under your GMWB rider, see 17. LIVING BENEFIT – GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) in the Expanded Prospectus.

Surrenders and Withdrawals (“surrenders”)
You may surrender your Contract by providing us notice. Surrender requests may be sent to us at:
Principal Life Insurance Company
PO Box 9382
Des Moines, Iowa 50306-9382

Surrenders result in the redemption of units and your receipt of the value of the redeemed units minus any applicable surrender charge and fees. Surrender values are calculated using the price next determined after we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted ((see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Delay of Payments in the Expanded Prospectus. Surrenders before age 59½ may involve an income tax penalty (see 13. TAXES in the Expanded Prospectus). Surrenders may be subject to a surrender charge (see 7. CHARGES in the Expanded Prospectus)).
ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your data page for information about the specific fees you will pay each year based on the options you have elected.
Transaction Expenses
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between underlying investment options.

Contract owner transaction expenses(1)
	Maximum	Current
Deferred Sales Load (or Surrender Charge) - as a percentage of amount surrendered(2)	6%	6%
Transaction Fees
• for each unscheduled partial surrender	the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year	$0
• for each unscheduled transfer(3)	the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year	$0
State Premium Taxes (vary by state)(4)	3.50% of premium payments made	0%
(1) For additional information about the fees and expenses described in the table, see 7. CHARGES in the Expanded Prospectus.
(2) Surrender charge (as a percentage of amounts surrendered):

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
(3) Note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transaction fees and/or impose restrictions on transfers.
(4) We do not currently assess premium taxes for any Contract issued but reserve the right in the future to assess up to 3.50% of premium payments made for Contract owners in those states where a premium tax is assessed.

Annual Contract Expenses
The next table describes the fees and expenses you will pay each year during the time you own the Contract (not including underlying mutual fund fees and expenses).
You will pay additional charges for the GMWB rider that you select, as shown below.

Annual Contract Expenses
	Maximum Annual Charge	Current Annual Charge
Administrative Expenses (waived for Contracts with accumulated value of $30,000 or more)	The lesser of $30 or 2.00% of the accumulated value	The lesser of $30 or 2.00% of the accumulated value
Base Contract Expenses (as a percentage of average daily Separate Account value)	3.50%	1.40%

Guaranteed Minimum Withdrawal Benefit Riders(1)
	Maximum Annual Charge	Current Annual Charge
Target Income Protector rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
Flexible Income Protector rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
Flexible Income Protector Plus rider (GMWB) (as a percentage of the average quarterly For Life withdrawal benefit base)	2.00%	See the applicable GMWB Charges and Percentages Supplement(2)
(1) Some rider provisions may vary from state to state and may be subject to additional restrictions.
(2)    The For Life withdrawal benefit payment percentages and GMWB Bonus percentages (collectively, "GMWB Percentages") that apply to your Contract are determined as described in the applicable GMWB Charges and Percentages Supplement. This prospectus and the current GMWB Charges and Percentages Supplement, is available at www.principal.com/LifeIncomeIIVAReport. For applications signed before the date of this prospectus, see Appendix G in the Expanded Prospectus.
For more information regarding the GMWB Bonus and the For Life withdrawal benefit payment percentages, see the GMWB Bonus and For Life Withdrawal Benefit Payment provisions in the Expanded Prospectus at www.principal.com/LifeIncomeIIVAReport.
Annual Underlying Mutual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A to this Summary Prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2020
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.47%	0.60%

Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual mutual fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual mutual fund expenses and GMWB rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:	1 year $11,329	3 years $23,302	5 years $33,763	10 years $61,749
If you annuitize at the end of the applicable time period:	1 year $5,996	3 years $18,120	5 years $30,426	10 years $61,749
If you do not surrender your Contract:	1 year $5,996	3 years $18,120	5 years $30,426	10 years $61,749

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of investment options available under the Contract. Depending on the GMWB Rider you choose with your Contract, you may not be able to invest in certain investment options. To obtain underlying mutual fund statutory and summary prospectuses, you can visit www.principal.com/LifeIncomeIIVAReport, call 1-800-852-4450, or send a request to annuityinternet@principal.com.
The expense and performance information below reflects fees and expenses of the underlying mutual funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Principal VCF Diversified Balanced Account (1)(2) – Class 2 Principal Management Corporation	0.49%	12.63%	8.91%	7.79%
Asset Allocation	Principal VCF Diversified Balanced Managed Volatility Account (1)(2) – Class 2 Principal Management Corporation	0.57%	12.03%	8.50%
Asset Allocation	Principal VCF Diversified Balanced Volatility Control Account (1)(2) – Class 2 Principal Management Corporation	0.54%	8.82%
Asset Allocation	Principal VCF Diversified Growth Account (1) – Class 2 Principal Management Corporation	0.51%	13.76%	10.21%	8.99%
Asset Allocation	Principal VCF Diversified Growth Managed Volatility Account (1)(2) – Class 2 Principal Management Corporation	0.60%	13.06%	9.70%
Asset Allocation	Principal VCF Diversified Growth Volatility Control Account (1)(2) – Class 2 Principal Management Corporation	0.54%	8.98%
Asset Allocation	Principal VCF Diversified Income Account (1)(2) – Class 2 Principal Management Corporation	0.47%	11.27%	7.52%
Money Market	Fidelity VIP Government Money Market Portfolio – Service Class 2 Fidelity Management & Research Company	0.49%	0.24%	0.77%	0.39%
(1) This underlying mutual fund is a fund of funds. The fund of funds expenses may be higher than other fund types because the expenses of the selected fund include the expenses of the funds it holds.
(2) This underlying mutual fund pays 12b-1 fees to PSI.

Based on the GMWB rider you select, your investment options will be limited as follows:
Target Income Protector
•Diversified Balanced Volatility Control Account;
•Diversified Growth Volatility Control Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector
•Diversified Balanced Account;
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Account;
•Diversified Growth Managed Volatility Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.
Flexible Income Protector Plus
•Diversified Balanced Account;
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Account;
•Diversified Growth Managed Volatility Account;
•Diversified Income Account; and
•Fidelity VIP Government Money Market Portfolio.

The name of the Contract is Principal® Lifetime Income Solutions II Variable Annuity. The SEC registration numbers for the Contract are 333-213890 and 811-02091.